UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2022

Item 1. Reports to Stockholders.

(a)

Invest selectively

VILLX & VLEQX

Annual Report – August 31, 2022

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocations	10

Performance Charts and Analysis	11

Schedules of Investments	13

Statements of Assets and Liabilities	18

Statements of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	36

Expense Examples	37

Approval of Investment Advisory Agreements	39

Statement Regarding Liquidity Risk Management Program	44

Trustees and Executive Officers	45

Additional Information	50

Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2022

To Our Fellow Shareholders:

The 12-month period ended August 31, 2022 was challenging for the Villere Funds, as it was for most investors. With COVID-19 fears essentially behind us, the post-lockdown economic boom led to rampant inflation.  After repeatedly dismissing the lofty inflation figures as temporary, the Federal Reserve has gotten serious about combatting inflation, which has been a drag on the market.  Rate hikes and quantitative tightening (after years of steady easing) have been rough on investors.

While we have been mostly pleased with how the companies in our portfolio have handled inflation, supply-chain, rate hikes, and other headwinds, when the market pulls back as much as it has, there is effectively no place to hide.  Even cash, which investors perceive to be risk-free,  has been a drag, as inflation whittles away its value.

While equity benchmarks fell in the double digits, with medium sized companies taking the worst of it (the Lipper Mid-Cap Growth average was down 28.05% during the twelve-month period), even bonds faced a tough sled as the Fed tightened.  The Bloomberg Intermediate U.S. Government/Credit Bond Index fell a remarkable 8.20% during the period as the 10-year Treasury yield increased from 1.31% at the beginning of the reporting period in September to 3.03% at the end of August.

Villere Balanced Fund – Results

The Villere Balanced Fund (“Balanced Fund”) fell 19.80% during the 12-month period ended August 31, 2022. In comparison, the Balanced Fund’s benchmark – the Lipper Balanced Funds Index – fell 12.18%. We believe that the Fund’s focus on primarily small- and mid-cap stocks caused the Balanced Fund to underperform its peers, which tend to hold large-cap stocks.

					Since
Average Annual Total Returns					Inception
for Periods Ending 8/31/22	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	-15.11%	-19.80%	2.94%	4.47%	6.62%
S&P 500® Index	-8.84%	-11.23%	11.82%	13.08%	7.04%
Lipper Balanced Funds Index	-8.76%	-12.18%	5.83%	7.07%	5.52%
Bloomberg Intermediate
Government/Credit
Bond Index	-5.14%	-8.20%	0.84%	1.29%	3.78%

* Returns are not annualized.

Villere Funds

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 1.00%. See the Financial Highlights in this report for the most current expense ratios.

Villere Equity Fund – Results

The Villere Equity Fund (“Equity Fund”) fell 24.54% during the 12-month period ended August 31, 2022. In comparison, the Equity Fund’s benchmarks – the Lipper Mid-Cap Growth Funds Index and the S&P 500® Total Return Index – fell 28.05% and 11.23%, respectively, during the period. As discussed above, this was a very difficult period in the stock market, as inflation and Fed tightening weighed heavily on investor sentiment.  As we have discussed previously, the Equity Fund holds a more diversified portfolio in terms of size than its benchmarks, so direct comparisons are difficult.

				Since
Average Annual Total Returns				Inception
for Periods Ending 8/31/22	6 Mos.*	1 Year	5 Year	5/31/13
Equity Fund	-18.35%	-24.54%	2.81%	2.38%
Lipper Mid-Cap Growth Funds Index	-14.64%	-28.05%	9.37%	10.14%
S&P 500® Total Return Index	-8.84%	-11.23%	11.82%	12.19%

* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.22%. See the Financial Highlights in this report for the most current expense ratios. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Asset Allocation

The asset allocation in the Balanced Fund was 75.5% in stocks, 20.2% in bonds, and 4.3% in cash at the end of August. As mentioned, the 10-year

Villere Funds

Treasury yield increased from 1.31% at the beginning of the reporting period in September to 3.03% at the end of August. As a result, the performance of the bond portfolio was weak.  That said, we appear to be nearing an environment in which there may be some attractive bond opportunities.  Still, at barely over 3%, returns in bonds are more likely to come from the interest income generated. Since we mainly use the fixed income component for potential income and stability, we have kept duration short to reduce risk and are not buying lower rated bonds in search of yield.

In the Equity Fund, we ended the 12-month period with a 97.9% allocation to stocks, with the remaining 2.1% in cash.

Inside the Portfolios – Equities

Active management, individual company research, and stock selection continue to be central to our process and strategy. Top contributors to performance for both Funds during the 12-month period ended August 31, 2022 included ON Semiconductor Corp. (“ONsemi”), Palomar Holdings, Inc. (“Palomar”), and Progressive Corporation (“Progressive”).

ONsemi manufactures and sells semiconductors for various devices worldwide, including 5G wireless base stations and automobiles. ONsemi has continued to benefit from the global chip shortage, especially the shortage of automotive chips. We believe that ONsemi is well-positioned to benefit from the massive 5G cellular buildout over the next several years, as well as benefiting from the trend to increase technology in automobiles, including growth in electric and autonomous vehicles. The 5G wireless transition should continue to lift chipmakers involved in cellular infrastructure and smartphones, and ONsemi makes chips that handle power in wireless base stations. ONsemi’s CEO, Hassane El-Khoury, has continued to fulfill his promises to make the company significantly more capital efficient.

Palomar is a fast-growing specialty insurer that offers protection for properties at risk from earthquake, wind, and flood. After suffering losses from Hurricane Ida a year ago, the company has re-evaluated its risk framework, purchasing significant amounts of reinsurance protection and exiting high-risk markets, and continues to grow.  We believe that Palomar uses technology more efficiently than its competitors, and the company has a large exposure to the California earthquake market, where it uses more granular data to more accurately price policies and risk.

Progressive continued its strong run despite challenging market conditions.  Our thesis when we bought Progressive was that the company would be able to increase both its share of customers’ wallets and deepen its relationship

Villere Funds

with customers (thus reducing customer losses, or “churn”) as it focused on bundling home insurance with its core auto insurance offering.  Further, we continue to believe that the direct-to-consumer model, in spite of high advertising spending, is more efficient.  With all that said, we believe Progressive’s share price now reflects these trends, and we sold our holdings during the year as we look to find new opportunities for investment.

Detractors from performance during the year were Open Lending Corporation (“Open Lending”), Porch Group (“Porch”), and Caesars Entertainment Inc. (“Caesars”).

Open Lending helps automotive lenders offer loans to traditionally underserved borrowers with near-prime credit ratings. Open Lending’s primary offering pairs loan default insurance with its proprietary analytics to allow the lenders to give these car buyers more attractive rates. The company itself is not a lender, and does not provide the insurance coverage, but serves as an intermediary.  We continue to believe that Open Lending has a bright future, but unprecedented supply chain disruptions have made the company’s operating environment exceedingly challenging.  New car supplies have been significantly below demand and, as such, automakers are less compelled to look to the subprime (or even near-prime, which Open Lending mainly serves) buyer.  We believe that a return to normalcy will be a meaningful positive for Open Lending.

Porch provides software and services to more than 11,000 home services companies such as home inspectors, moving companies, real estate agencies, utility companies, and warranty companies. Porch is the leading provider of software to home inspectors, which provides the company with both the timely information that a home move is likely, as well as valuable information about the home itself.  Through its relationships, Porch provides a moving concierge service to homebuyers, helping them save time and make better decisions regarding service providers for insurance, moving, repairs, upgrades, and full renovations.  Porch recently canceled its planned acquisition of CSE Insurance Group due to rising interest rates, which reduces its revenue growth expectations but strengthens its balance sheet.  We believe the pullback in the stock price is due to concerns that rising interest rates will slow the housing market, and continued investor concerns with companies which, like Porch, went public via special purpose acquisition companies “SPACs”.  While we tend to agree with the home sales argument to a point (although approximately 70% of revenues come from recurring revenue and insurance), we believe that the SPAC concerns are no longer relevant.

Villere Funds

Caesars is the largest casino-entertainment company in the U.S. and one of the world’s most diversified casino entertainment providers, operating primarily under the Caesars, Harrah’s, Horseshoe, and Eldorado brand names. Caesars’ Las Vegas properties are operating near capacity, as demand in Las Vegas has been very strong since the COVID lockdowns.  The explosive growth in U.S. sports betting is also providing momentum, and Caesars’ purchase of William Hill makes it a top contender in online gaming. Municipalities are strapped for cash coming out of the pandemic and legalizing online sports gambling may be a way to bring in additional tax revenue, providing a potential opportunity for Caesars.  We believe the shares have pulled back for two main reasons: profitability concerns and the balance sheet.  Management continues to spend heavily in advertising for its nascent digital business, which has hurt profit margins.  Further, given the current environment, it appears less likely that Caesars will sell some of its Las Vegas strip assets to pay down debt in the near term.  We have faith that Caesars management team will navigate this unique environment.

During the reporting period, we purchased IDEXX Laboratories (“IDEXX”), On Holding AG (“On Holding”), and Monster Beverage Corporation (“Monster”) in both Funds.  We sold our positions in Progressive (as discussed previously), eHealth Inc. (as discussed in last year’s annual report), and Abiomed Inc.

IDEXX is a leading provider of veterinary diagnostics, including both pets and livestock.  Additionally, through its veterinary software solutions, IDEXX helps vet clinics manage operations and patient care.  We’ve been attracted to the veterinary industry for years, as pet owners continue to grow their annual spending on pets regardless of the economic backdrop.  According to a recent survey of pet parents, in the event of a job loss or other income decline, 88% of pet parents were willing to reduce spending on eating out, and 79% were willing to reduce spending on their own grooming services to pay for veterinary care, pet food, and other pet expenses.

On Holding manufactures and sells, among other athletic gear, distinctive running shoes.  In addition to consumer growth in the running segment, On Holding benefits from the “casualization” trend resulting, in large part, from COVID lockdowns.  We were attracted to On Holding due to its high-end target customer and rapid growth (we expect 2022 revenues to grow by over 50% from 2021).  We began purchasing shares following a better-than-expected second quarter and a decline in shares with the overall stock market.  While On Holding is based in Switzerland, more than half of revenues come from North America, which posted 102% growth year over year in the second quarter.

Villere Funds

Monster produces and sells its trademark energy drinks throughout the world, with over 60% of revenues from the U.S.  While our beverage of choice in the morning is coffee, the massive growth and success of Monster and its peers is impossible to ignore.  Coca-Cola purchased 16.7% of Monster in 2015, which supports Monster’s distributions.  Earlier this year Monster entered the alcoholic beverage market when it purchased CANarchy Craft, a microbrewer operating several beer and seltzer brands (including Cigar City Brewing, Oskar Blues, Deep Ellum Brewing, Wasatch Brewery, Squatter’s Craft, and Perrin).

Strategy & Outlook

This has been a challenging 12 months, as inflation and the consequent interest rate hikes have been meaningful negatives for investor sentiment. Further, shortages of supplies and staffing have slowed the economy even as inflation remains.  On the positive side, employment remains extremely strong, consumer confidence is high, and COVID-19 fears seem to have essentially subsided.

We will continue to take a balanced approach to our holdings by reducing portfolio risk, focusing on individual companies, and looking to take advantage of select opportunities that any pullback provides. Our opportunistic strategy to seek opportunities of different size companies, allows us to find attractive investments wherever they may hide.

With interest rates up significantly as the Fed has raised its target rates, we’re beginning to see somewhat attractive opportunities in the bond market.  It’s been a long time since we could say that.

We think the tech high-flyers that benefitted from the stay-at-home trend are still largely overvalued even after a pullback. We generally believe in many cases smaller capitalization stocks offer better opportunity than large-caps, but we will look anywhere in the capitalization range for attractive investments.

We believe that we are in a stock picker’s market. Rather than simply investing in the “market” via passive ETFs, it is important to carefully select individual stocks and avoid following the herd. We focus on the fundamentals of each business, companies with strong balance sheets and solid management teams that are positioned for growth. While we can, and do, purchase shares in larger companies when attractive opportunities arise, we continue to focus on high-quality small- and medium-sized companies with growing profits, reasonable valuations, and strong outlooks.

Villere Funds

Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of Villere & Co. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Lipper Mid-Cap Growth Funds Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends. The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible. Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency

Villere Funds

fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

Special purpose acquisition company (SPAC) is a company without commercial operations and is formed strictly to raise capital through an initial public offering or the purpose of acquiring or merging with an existing company.

While the Funds are no-load, advisory & other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at August 31, 2022 (Unaudited)

Balanced Fund

Sector	Percent of Net Assets

Finance	20.4%
General Manufacturing	16.8%
Private Funds[1]	13.6%
Health Care Equipment Manufacturing	12.5%
Professional, Scientific & Technical Services	8.3%
Computer & Electronic Products	7.9%
Insurance	5.7%
Transportation & Warehousing	4.9%
Money Market Fund	4.8%
Mining	4.3%
Electric Power Generation, Transmission & Distribution	2.4%
Beverage Manufacturing	2.2%
Amusement & Recreation	1.9%
Hardware Manufacturing	1.4%
Wholesale Trade	1.3%
Employment Services	1.3%
Utilities	1.0%
Merchant Wholesalers	1.0%
Internet Retail	0.9%
Paper Manufacturing	0.6%
Machinery Manufacturing	0.6%
Services to Buildings and Dwellings	0.4%
Liabilities in Excess of Other Assets	(14.2)%
Total	100.0%

Equity Fund

Sector	Percent of Net Assets

Private Funds[1]	29.5%
Finance	22.0%
General Manufacturing	14.8%
Health Care Equipment Manufacturing	14.7%
Computer & Electronic Products	9.8%
Insurance	8.0%
Mining	5.5%
Transportation & Warehousing	5.3%
Broadcasting	4.1%
Professional, Scientific & Technical Services	3.2%
Merchant Wholesalers	3.1%
Employment Services	3.0%
Amusement & Recreation	2.5%
Beverage Manufacturing	2.1%
Money Market Fund	2.0%
Liabilities in Excess of Other Assets	(29.6)%
Total	100.0%

[1]	Investments purchased with cash proceeds from securities lending.

Balanced Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index, Lipper Balanced Funds Index,
Bloomberg Intermediate Government/Credit Bond Index and
Blended 65%/35% S&P 500® Total Return Index/Bloomberg
Intermediate Government/Credit Bond Index
(Unaudited)

Average Annual Total Returns as of August 31, 2022

				Value of
	One	Five	Ten	$10,000
	Year	Year	Year	(8/31/22)
Balanced Fund	-19.80%	2.94%	4.47%	$15,479
S&P 500® Total Return Index	-11.23%	11.82%	13.08%	$34,173
Lipper Balanced Funds Index	-12.18%	5.83%	7.07%	$19,808
Bloomberg Intermediate
Government/Credit Bond Index	-8.20%	0.84%	1.29%	$11,373
65%/35% S&P 500® Total Return Index/
Bloomberg Intermediate
Government/Credit Bond Index	-9.86%	8.21%	9.05%	$23,789

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2012, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Balanced Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index and
Lipper Mid-Cap Growth Funds Index
(Unaudited)

Average Annual Total Returns as of August 31, 2022

				Value of
	One	Five	Since	$10,000
	Year	Year	Inception	(8/31/22)
Equity Fund	-24.54%	2.81%	2.38%	$12,428
S&P 500® Total Return Index	-11.23%	11.82%	12.19%	$28,984
Lipper Mid-Cap Growth Funds Index	-28.05%	9.37%	10.14%	$24,441

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Equity Fund’s inception) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Equity Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Equity Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2022

Shares		Value
COMMON STOCKS: 73.8%

Administrative &
Support Services: 1.3%
34,389	TTEC
	Holdings, Inc.	$1,800,264

Amusement, Gambling &
Recreation Industries: 1.9%
61,649	Caesars
	Entertainment,
	Inc. [1]	2,658,305

Beverage & Tobacco
Product Manufacturing: 2.2%
34,695	Monster Beverage
	Corp. [1]	3,081,957

Chemical Manufacturing: 3.6%
55,338	Ligand
	Pharmaceuticals,
	Inc. [1,2]	5,112,678

Computer & Electronic
Product Manufacturing: 10.9%
11,590	IDEXX
	Laboratories,
	Inc. [1]	4,028,916
72,405	ON
	Semiconductor
	Corp. [1]	4,979,292
16,365	Roper
	Technologies,
	Inc.	6,588,221
		15,596,429

Credit Intermediation: 20.2%
48,230	Euronet
	Worldwide, Inc. [1]	4,276,072
314,086	First Hawaiian,
	Inc.	8,075,151
466,413	Kearny Financial
	Corp. [2]	5,298,452
278,282	Open Lending
	Corp. –
	Class A [1,2]	2,702,118
470,133	Paya Holdings,
	Inc. – Class A [1]	2,947,734
27,585	Visa, Inc. –
	Class A [2]	5,481,415
		28,780,942

Health Care Equipment
Manufacturing: 12.5%
34,025	STERIS PLC	6,851,955
31,685	Stryker Corp.	6,501,762
19,885	Teleflex, Inc. [2]	4,499,180
		17,852,897

Insurance Carriers &
Related Activities: 5.2%
92,739	Palomar
	Holdings, Inc. [1]	7,353,275

Merchant Wholesalers: 1.0%
69,046	On Holding AG –
	Class A [1]	1,380,230

Mining: 4.3%
206,925	Freeport-
	McMoRan, Inc.	6,124,980

Professional, Scientific &
Technical Services: 2.7%
148,779	Ebix, Inc. [2]	3,871,230

Publishing Industries: 1.0%
656,150	Porch Group,
	Inc. [1,2]	1,410,722

Sporting & Recreation
Goods: 3.4%
14,312	Pool Corp.	4,854,487

Truck Transportation: 3.6%
29,510	J.B. Hunt
	Transport
	Services, Inc.	5,135,330

TOTAL COMMON STOCKS
(Cost $105,939,138)		105,013,726

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2022 (Continued)

Shares		Value
PREFERRED STOCKS: 2.1%

Diversified Financials: 2.1%
	B Riley
	Financial, Inc.,
47,800	6.750%	$1,194,044
72,000	6.500%[2]	1,747,440
		2,941,484
TOTAL PREFERRED
STOCKS
(Cost $2,995,000)		2,941,484

Principal
Amount
CORPORATE BONDS: 19.9%

Administrative &
Support Services: 0.4%
	Scotts
	Miracle-Gro Co.,
	4.500%,
$ 700,000	10/15/29 [2]	561,750

Chemical Manufacturing: 1.6%
	HB Fuller Co.,
	4.000%,
2,418,000	2/15/27	2,245,597
	Kimberly-Clark
	Corp.,
	3.200%,
100,000	4/25/29	94,418
		2,340,015

Computer & Electronic
Product Manufacturing: 0.6%
	Alphabet, Inc.,
	0.800%,
1,000,000	8/15/27 [2]	875,423

Credit Intermediation: 0.2%
	Visa, Inc.,
	0.750%,
321,000	8/15/27 [2]	278,949

Fabricated Metal Product
Manufacturing: 1.9%
	Emerson
	Electric Co.,
	0.875%,
950,000	10/15/26	849,340

	Stanley Black &
	Decker, Inc.,
	2.300%,
2,000,000	2/24/25 [2]	1,924,993
		2,774,333

Insurance Carriers &
Related Activities: 0.5%
	Reinsurance Group
	of America, Inc.,
	3.900%,
800,000	5/15/29	751,819

Machinery Manufacturing: 0.6%
	Brunswick Corp.,
	4.400%,
960,000	9/15/32 [2]	828,635

Merchant Wholesalers &
Durable Goods: 1.3%
	Avnet, Inc.,
	3.000%,
1,000,000	5/15/31	799,781
	Hubbell, Inc.,
	3.500%,
1,045,000	2/15/28	1,000,492
		1,800,273

Nonstore Retailers: 0.9%
	Amazon.com, Inc.,
	1.650%,
1,500,000	5/12/28 [2]	1,336,335

Paper Manufacturing: 0.6%
	Sonoco
	Products Co.,
	2.250%,
950,000	2/1/27	865,195

Primary Metal
Manufacturing: 0.3%
	Reliance Steel &
	Aluminum Co.,
	1.300%,
490,000	8/15/25	449,261

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2022 (Continued)

Principal
Amount		Value
Professional, Scientific &
Technical Services: 3.5%
	Equifax, Inc.,
	3.300%,
$4,995,000	12/15/22	$4,995,335

Rail Transportation: 1.3%
	Union Pacific
	Corp.,
	2.800%,
2,000,000	2/14/32 [2]	1,784,741

Transportation Equipment
Manufacturing: 2.7%
	Honda Motor
	Co Ltd.,
	2.534%,
1,200,000	3/10/27	1,123,894
	Toyota Motor
	Corp.,
	1.339%,
2,900,000	3/25/26	2,658,636
		3,782,530

Utilities: 3.5%
	Duke Energy
	Corp.,
	0.900%,
1,000,000	9/15/25	909,045
	NextEra
	Energy Capital
	Holdings, Inc.,
	2.940%,
2,000,000	3/21/24	1,966,963
	Pacific Gas and
	Electric Co.,
	4.200%,
600,000	3/1/29	538,124
	The Southern Co.,
	5.113%,
1,500,000	8/1/27	1,504,928
		4,919,060

TOTAL CORPORATE
BONDS
(Cost $30,461,932)		28,343,654

SHORT-TERM
INVESTMENTS: 4.8%

Money Market Funds: 4.8%
$6,841,291	Invesco
	Government &
	Agency Portfolio –
	Institutional
	Class, 2.215% [3]	6,841,291

TOTAL SHORT-TERM
INVESTMENTS
(Cost $6,841,291)		6,841,291

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 13.6%

Private Funds: 13.6%
19,415,685	Mount Vernon
	Liquid Assets
	Portfolio,
	2.470%[3]	19,415,685

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $19,415,685)		19,415,685

TOTAL INVESTMENTS
IN SECURITIES: 114.2%
(Cost $165,653,046)		162,555,840
Liabilities in Excess
of Other Assets: (14.2)%		(20,177,615)

TOTAL NET
ASSETS: 100.0%		$142,378,225

[1]	Non-income producing security.
[2]	All or a portion of this security is out on loan as of August 31, 2022. Total value of securities out on loan is $18,690,084 or 13.1% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2022

Shares		Value
COMMON STOCKS: 98.1%

Administrative & Support
Services: 3.0%
21,900	TTEC
	Holdings, Inc.	$1,146,465

Amusement, Gambling &
Recreation Industries: 2.5%
22,925	Caesars
	Entertainment,
	Inc. [1]	988,526

Beverage & Tobacco
Product Manufacturing: 2.1%
9,020	Monster Beverage
	Corp. [1]	801,246

Broadcasting: 4.1%
68,505	Paramount
	Global –
	Class B [2]	1,602,332

Chemical Manufacturing: 4.8%
20,320	Ligand
	Pharmaceuticals,
	Inc. [1]	1,877,365

Computer & Electronic
Product Manufacturing: 14.2%
4,250	IDEXX
	Laboratories,
	Inc. [1]	1,477,385
26,755	ON Semiconductor
	Corp. [1,2]	1,839,941
5,470	Roper
	Technologies,
	Inc.	2,202,113
		5,519,439

Credit Intermediation: 22.0%
18,650	Euronet
	Worldwide, Inc. [1]	1,653,509
67,890	First Hawaiian,
	Inc.	1,745,452
128,190	Kearny Financial
	Corp.	1,456,238
83,130	Open Lending
	Corp. –
	Class A [1,2]	807,192
158,135	Paya Holdings,
	Inc. – Class A [1]	991,507
9,435	Visa, Inc. –
	Class A [2]	1,874,829
		8,528,727

Health Care Equipment
Manufacturing: 14.7%
10,490	STERIS PLC [2]	2,112,476
9,715	Stryker Corp.	1,993,518
7,060	Teleflex, Inc.	1,597,396
		5,703,390

Insurance Carriers &
Related Activities: 8.0%
38,950	Palomar
	Holdings, Inc. [1]	3,088,345

Merchant Wholesalers: 3.1%
60,925	On Holding AG [1]	1,217,891

Mining: 5.5%
72,030	Freeport-
	McMoRan, Inc. [2]	2,132,088

Professional, Scientific &
Technical Services: 3.2%
48,090	Ebix, Inc. [2]	1,251,302

Publishing Industries: 1.3%
227,825	Porch
	Group, Inc. [1,2]	489,824

Sporting & Recreation
Goods: 4.3%
4,900	Pool Corp.	1,662,031

Truck Transportation: 5.3%
11,845	J.B. Hunt
	Transport
	Services, Inc.	2,061,267

TOTAL COMMON STOCKS
(Cost $37,428,649)		38,070,238

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2022 (Continued)

Shares		Value
SHORT-TERM INVESTMENTS: 2.0%

Money Market Funds: 2.0%
785,080	Invesco
	Government &
	Agency Portfolio –
	Institutional
	Class, 2.215% [3]	$785,080

TOTAL SHORT-TERM
INVESTMENTS
(Cost $785,080)		785,080

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 29.5%

Private Funds: 29.5%
11,468,894	Mount Vernon
	Liquid Assets
	Portfolio,
	2.470% [3]	11,468,894

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $11,468,894)		11,468,894

TOTAL INVESTMENTS
IN SECURITIES: 129.6%
(Cost $49,682,623)		50,324,212
Liabilities in Excess
of Other Assets: (29.6)%		(11,498,974)
TOTAL NET
ASSETS: 100.0%		$38,825,238

[1]	Non-income producing security.
[2]	All or a portion of this security is out on loan as of August 31, 2022. Total value of securities out on loan is $11,094,277 or 28.6% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2022

	Balanced Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value[1]
(Cost $165,653,046 and $49,682,623, respectively)	$162,555,840	$50,324,212
Receivables:
Fund shares sold	12,104	—
Dividends and interest	311,570	30,961
Securities lending income, net	3,002	1,246
Prepaid expenses	16,665	14,868
Total assets	162,899,181	50,371,287

LIABILITIES
Payables:
Collateral received for securities loaned	19,415,685	11,468,894
Investment securities purchased	919,839	—
Fund shares redeemed	9,520	—
Investment advisory fees	94,519	26,092
Fund administration fees	22,466	7,367
Transfer agent fees	11,551	4,880
Audit fees	23,600	23,600
Fund accounting fees	5,937	5,393
Chief Compliance Officer fees	2,083	2,083
Custody fees	1,337	847
Trustee fees	1,427	1,278
Other accrued expenses	12,992	5,615
Total liabilities	20,520,956	11,546,049
NET ASSETS	$142,378,225	$38,825,238

COMPONENTS OF NET ASSETS
Paid-in capital	$141,244,795	$37,218,697
Total distributable (accumulated) earnings (losses)	1,133,430	1,606,541
Net assets	$142,378,225	$38,825,238
[1] Includes loaned securities with a market value of	$18,690,084	$11,094,277

Net Assets	$142,378,225	$38,825,238
Shares (unlimited number of shares
authorized without par value)	7,455,235	3,563,333
Net assets value, offering, and redemption price per share	$19.10	$10.90

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2022

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Dividends	$1,505,214	$420,839
Interest	986,975	9,185
Income from securities lending, net	31,967	7,908
Total investment income	2,524,156	437,932

EXPENSES
Investment advisory fees	1,297,896	350,822
Fund administration fees	143,343	48,722
Sub-transfer agent fees	103,694	10,035
Fund accounting fees	35,435	32,600
Miscellaneous expense	25,088	11,225
Transfer agent fees	23,386	20,253
Audit fees	23,705	23,705
Registration fees	21,758	22,816
Trustee fees	21,201	19,995
Reports to shareholders	18,433	4,216
Chief Compliance Officer fees	12,534	12,534
Custody fees	8,554	5,126
Legal fees	7,688	7,690
Insurance expense	6,375	5,690
Total expenses	1,749,090	575,429
Less: Fees Waived	(36,227)	—
Net expenses	1,712,863	575,429
Net investment income (loss)	811,293	(137,497)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	4,918,088	1,053,970
Change in net unrealized appreciation/depreciation
on investments	(42,853,346)	(13,797,153)
Net realized and unrealized gain (loss) on investments	(37,935,258)	(12,743,183)
Net increase (decrease) in net assets
resulting from operations	$(37,123,965)	$(12,880,680)

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$811,293	$768,204
Net realized gain (loss) on investments	4,918,088	21,683,052
Change in net unrealized appreciation/depreciation
on investments	(42,853,346)	22,695,077
Net increase (decrease) in net assets
resulting from operations	(37,123,965)	45,146,333

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(20,329,351)	(11,807,778)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	(4,110,265)	(17,598,135)
Total increase (decrease) in net assets	(61,563,581)	15,740,420

NET ASSETS
Beginning of year	$203,941,806	$188,201,386
End of year	$142,378,225	$203,941,806

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Value	Shares	Value
Shares sold	160,731	$3,606,160	225,361	$5,649,665
Shares issued in
reinvestment of
distributions	872,745	19,846,231	479,002	11,601,436
Shares redeemed	(1,209,377)	(27,562,656)	(1,402,562)	(34,849,236)
Net increase (decrease)	(175,901)	$(4,110,265)	(698,199)	$(17,598,135)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(137,497)	$(156,986)
Net realized gain (loss) on investments	1,053,970	4,134,907
Change in net unrealized appreciation/depreciation
on investments	(13,797,153)	8,160,822
Net increase (decrease) in net assets
resulting from operations	(12,880,680)	12,138,743

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,916,798)	(361,151)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	2,696,546	(1,966,015)
Total increase (decrease) in net assets	(14,100,932)	9,811,577

NET ASSETS
Beginning of year	$52,926,170	$43,114,593
End of year	$38,825,238	$52,926,170

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Value	Shares	Value
Shares sold	175,707	$2,418,613	137,819	$1,987,991
Shares issued in
reinvestment of
distributions	287,549	3,890,542	25,340	358,820
Shares redeemed[2]	(275,521)	(3,612,609)	(299,390)	(4,312,826)
Net increase (decrease)	187,735	$2,696,546	(136,231)	$(1,966,015)

[2]	Net of redemption fees of $0 and $356, respectively.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$26.72	$22.60	$22.08	$25.22	$21.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.11	0.10	0.15	0.20	0.20
Net realized and unrealized
gain (loss) on investments	(4.95)	5.53	0.54	(1.95)	3.77
Total from
investment operations	(4.84)	5.63	0.69	(1.75)	3.97

LESS DISTRIBUTIONS
From net
investment income	(0.12)	(0.16)	(0.17)	(0.24)	(0.15)
From net realized gain	(2.66)	(1.35)	—	(1.15)	—
Total distributions	(2.78)	(1.51)	(0.17)	(1.39)	(0.15)
Net asset value, end of year	$19.10	$26.72	$22.60	$22.08	$25.22

Total return	(19.80)%	25.66%	3.06%	(6.20)%	18.67%

SUPPLEMENTAL DATA
Net assets, end
of year (millions)	$142.4	$203.9	$188.2	$223.1	$299.6

Portfolio turnover rate	21%	28%	22%	21%	23%

RATIOS
Expenses before fees waived	1.01%	0.99%	0.98%	0.98%	0.96%
Expenses after fees waived	0.99%	—	—	—	—
Net investment income (loss)
before fees waived	0.45%	0.38%	0.69%	0.89%	0.85%
Net investment income (loss)
after fees waived	0.47%	—	—	—	—

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$15.68	$12.28	$11.67	$12.89	$10.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.04)	(0.05)	(0.03)	0.02	0.01
Net realized and unrealized
gain (loss) on investments	(3.58)	3.55	0.66	(1.21)	2.45
Total from
investment operations	(3.62)	3.50	0.63	(1.19)	2.46
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	—	—
From net realized gain	(1.16)	(0.10)	—	(0.03)	—
Total distributions	(1.16)	(0.10)	(0.02)	(0.03)	—
Net asset value, end of year	$10.90	$15.68	$12.28	$11.67	$12.89

Total return	(24.54)%	28.63%	5.41%	(9.16)%	23.59%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$38.8	$52.9	$43.1	$39.8	$42.1

Portfolio turnover rate	12%	26%	35%	36%	24%

RATIOS:
Expenses to average net assets	1.23%	1.21%	1.22%	1.23%	1.22%
Net investment gain (loss)
to average net assets	(0.29)%	(0.32)%	(0.28)%	0.19%	0.07%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund (the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The investment objective of the Equity Fund is to achieve long-term growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2022. See the Schedules of Investments for industry breakouts.

Balanced Fund
	Investments
	Measured at
	Net Asset Value	Level 1	Level 2	Level 3	Total
Common
Stocks	$—	$105,013,726	$—	$—	$105,013,726
Preferred
Stocks	—	2,941,484	—	—	2,941,484
Corporate
Bonds	—	—	28,343,654	—	28,343,654
Short-Term
Investments	—	6,841,291	—	—	6,841,291
Investments
Purchased
with Cash
Proceeds from
Securities
Lending[1]	19,415,685	—	—	—	19,415,685
Total
Investments
in Securities	$19,415,685	$114,796,501	$28,343,654	$—	$162,555,840

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

Equity Fund
	Investments
	Measured at
	Net Asset Value	Level 1	Level 2	Level 3	Total
Common
Stocks	$—	$38,070,238	$—	$—	$38,070,238
Short-Term
Investments	—	785,080	—	—	785,080
Investments
Purchased
with Cash
Proceeds from
Securities
Lending[1]	11,468,894	—	—	—	11,468,894
Total
Investments
in Securities	$11,468,894	$38,855,318	$—	$—	$50,324,212

[1]	Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of August 31, 2022, the Funds had no capital loss carryovers available for federal income tax purposes.

As of August 31, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

Massachusetts. As of August 31, 2022, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Reclassification f Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences by reclassified between financial and tax reporting. These reclassifications have no effect on net asset or net asset value per share. For the year ended August 31, 2022, the following adjustments were made[1]:

	Balanced Fund	Equity Fund
Distributable earnings	$—	$158,414
Paid-in capital	—	(158,414)

[1]	These differences are primarily due to net operating loss.

J.
Recently Issued Accounting Pronouncements. In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

Funds will be required to comply with the rules by September 8, 2022. The Funds are currently evaluating the impact, if any, of applying this provision.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The St. Denis J. Villere & Co., LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the year ended August 31, 2022, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. The amount of fees waived and expenses absorbed by the Adviser during the year ended August 31, 2022, are disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

As of August 31, 2022, the remaining cumulative amounts that may be recouped by the Adviser on behalf of the Balanced Fund are shown in the following table. The Adviser may recapture a portion of the unreimbursed amount no later than the date stated. As of August 31, 2022, the Equity Fund had no recoupments available.

Expiration	Balanced Fund
August 31, 2025	$36,227

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the year ended August 31, 2022 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended August 31, 2022, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in each of its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2022, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of August 31, 2022, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$18,690,084	$19,415,685
Equity Fund	11,094,277	11,468,894

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of August 31, 2022. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

The net fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Statements of Operations.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2022, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales/Maturities
Balanced Fund	$34,241,586	$50,193,712
Equity Fund	8,345,890	5,158,896

For the year ended August 31, 2022, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2022 and 2021 for the Funds were as follows:

Balanced Fund
	August 31, 2022	August 31, 2021
Distributions paid from:
Ordinary income	$960,031	$1,224,137
Long-term capital gain	19,369,320	10,583,641
	$20,329,351	$11,807,778
Equity Fund
	August 31, 2022	August 31, 2021
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	3,916,798	361,151
	$3,916,798	$361,151

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

As of August 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund
Cost of investments	$165,653,046
Gross tax unrealized appreciation	22,701,068
Gross tax unrealized depreciation	(25,798,274)
Gross tax unrealized appreciation (depreciation)	(3,097,206)
Undistributed ordinary income	455,838
Undistributed long-term capital gain	3,774,798
Total distributable earnings	4,230,636
Other distributable (accumulated) earnings (losses)	—
Other distributable (accumulated) earnings (losses)	$1,133,430

Equity Fund
Cost of investments	$49,682,623
Gross tax unrealized appreciation	8,280,598
Gross tax unrealized depreciation	(7,639,009)
Gross tax unrealized appreciation (depreciation)	641,589
Undistributed ordinary income	—
Undistributed long-term capital gain	1,053,959
Total distributable earnings	1,053,959
Other distributable (accumulated) earnings (losses)	(89,007)
Other distributable (accumulated) earnings (losses)	$1,606,541

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of August 31, 2022, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$—	$—
Equity Fund	—	89,007

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended August 31, 2022 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended August 31, 2022 was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$25,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of August 31, 2022	—	—
Average interest rate when in use	—	—

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Villere Balanced Fund and Villere Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2022

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2022 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/22 – 8/31/22).

Actual Expenses

The Actual line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2022 (Unaudited) (Continued)

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22[1]
Actual	$1,000.00	$848.90	$4.61
Hypothetical (5% return
before expenses)	1,000.00	1,020.21	5.04

[1]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.99% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22[2]
Actual	$1,000.00	$816.50	$5.72
Hypothetical (5% return
before expenses)	1,000.00	1,018.90	6.36

[2]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 1.25% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 17-18, 2022, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for each of the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on June 16, 2022, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board also considered that many of the shareholders of each Fund had long-standing relationships with the Adviser and that the Adviser represented that they have regular interaction with many of these shareholders to discuss, among other things, their investment philosophy, strategy, process and outlook. The Board concluded that the Adviser had the quality and depth of personnel,

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2022.  The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Villere Balanced Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year, five-year and ten-year periods.  The Board also noted that the Fund underperformed the average of its Cohort for each period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-, three-, five and ten-year periods but has outperformed in the since inception period.  The Board further considered that the Fund underperformed the Adviser’s balanced composite for the one-year, three-year, five-year periods, noting that such differences were not material. The Board held in-depth

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

discussions with the Adviser to better understand the sources and causes of the Fund’s underperformance and assess the ability of the Adviser to improve performance in the future. In this regard, the Board noted the Adviser’s view that current market dynamics appeared to favor larger capitalization value stocks. They considered the Adviser’s view that the Fund had more significant holdings in the small capitalization space than many competitors as this is where the Adviser is finding longer term value. They considered the Adviser’s view that stocks in the Fund’s portfolio had strong earnings potential that they expect will perform well when the market cycle turns.  After these discussions, the Board determined that it would be appropriate to allow the Adviser additional time to improve performance and undertook to continue to monitor the Fund closely.

For the Villere Equity Fund, the Board noted that the Fund outperformed its peer group median for the one-year period and underperformed for the three-year, and five-year periods.  The Board also noted that the Fund underperformed the average of its Cohort for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year period and underperformed for the three- and five-year periods.  The Board further considered the Fund’s underperformance compared to the Adviser’s equity composite for the one-year, three-year and five-year periods, noting that such differences were not material.  The Board took into account the Adviser’s explanations for its underperformance against peers and benchmark, noting that it believes its investment process is not directly comparable to peers and benchmarks.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% (excluding certain operating expenses) for the Fund (the “Expense Cap”),

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

but noted that the Fund was currently operating below this level.  The Board noted that the Fund’s advisory fee was above the peer group median and average. The Board noted that the net expense ratio was higher than its peer group median and average.  The Board noted that the net expense ratio was lower than the average of its Cohort.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Balanced Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% (excluding certain operating expenses) for the Fund (the “Expense Cap”), but that the Fund was currently operating below this level.  The Board noted that the Fund’s advisory fee was above its peer group median and average. The Board noted that the net expense ratio was higher than the peer group median and average.  The Board noted that the net expense ratio was slightly higher than the average of its Cohort.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Equity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also noted that each Fund’s annual expense ratio is currently below its respective Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional material benefits derived by the Adviser from its relationship with the Funds.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Funds were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupations During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the	2	Independent
(born 1955)		Term;	Governing Council,		Director,
c/o U.S. Bank Global		Since	Independent Directors		Muzinich
Fund Services		November	Council (since 2020);		BDC, Inc.
615 East		2018.	formerly, President,		(2019 to
Michigan Street			owner of a registered		present);
Milwaukee, WI 53202			investment adviser,		Independent
			Productive Capital		Trustee for
			Management, Inc.		the William
			(2010 to 2013);		Blair Funds
			formerly, Chief		(2013 to
			Administrative Officer,		present)
			Senior Vice President		(19 series).
and Senior Managing
Director of Allegiant
Asset Management
Company (merged
with PNC Capital
Advisors, LLC in
2009); formerly, Chief
Administrative Officer,
Chief Compliance
Officer and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupations During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC		Muzinich
Fund Services		September	(2018 to present);		BDC, Inc.
615 East		2011.	formerly, Chief		(2019 to
Michigan Street	Chair-	Indefinite	Operating Officer,		present);
Milwaukee, WI 53202	person	Term;	Direxion Funds		Interested
		Since	(2013 to 2018);		Trustee,
		August	formerly, Senior		Tidal ETF
		2019.	Vice President and		Trust (2018
			Chief Financial Officer		to Present)
			(and other positions),		(22 series);
			U.S. Bancorp Fund		Former
			Services, LLC		Interested
			(1997 to 2013).		Trustee,
Direxion
Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	2	Independent
(born 1950)		Term;	Executive Vice		Director,
c/o U.S. Bank Global		Since	President, Investment		Muzinich
Fund Services		May	Company Administration,		BDC, Inc.
615 East		1991.	LLC (mutual fund		(2019 to
Michigan Street			administrator).		present);
Milwaukee, WI 53202					Independent
Trustee,
AMG Funds
(1993 to
present)
(42 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupations During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment professional;	2	Board of
(born 1966)		Term;	formerly, Chief		Directors
c/o U.S. Bank Global		Since	Executive and Chief		Member,
Fund Services		June	Investment Officer and		Investment
615 East		2020.	various other positions,		Working
Michigan Street			RidgeWorth Investments,		Group, The
Milwaukee, WI 53202			LLC (global investment		Ohio State
			management firm) (2006		University
			to 2017); formerly, Chief		Endowments
			Investment Officer		and
			Institutional Growth		Foundation
			Equities, Eagle Asset		(2016 to
			Management (financial		present);
			adviser); formerly Sr.		Board of
			Managing Director,		Directors,
			Growth Equities, Banc		World
			One Investment Advisors		Methodist
			(financial adviser).		Council,
Investment
Committee
(2018 to
present);
Independent
Trustee,
PNC Funds
(2018 to
2019)
(32 series);
Interested
Trustee,
RidgeWorth
Funds (2014
to 2017)
(35 series).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupations During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years

Cynthia M. Fornelli	Trustee	Indefinite	Independent Director	2	Independent
(born 1960)		Term;	of TriplePoint Venture		Director,
c/o U.S. Bank Global		Since	Growth BDC Corp.		TriplePoint
Fund Services		January	(2019 to present);		Private
615 East		2022.	Retired; formerly,		Venture
Michigan Street			Executive Director of		Credit, Inc.
Milwaukee, WI 53202			the Center for Audit		(2020 to
			Quality (2007-2019);		present).
formerly, Senior Vice
President of Regulatory
Conflicts Management
at Bank of America
(2005-2007); formerly,
Deputy Director,
Division of Investment
Management with the
U.S. Securities and
Exchange Commission
(1998-2005).

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and Head	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	of Fund Services
Fund Services	Executive	September	Fund Administration
615 East	Officer	2021.	Department, U.S.
Michigan Street			Bank Global Fund
Milwaukee, WI 53202			Services since
December 2003.

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice	Not	Not
(born 1990)	& Vice	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Counsel, U.S.
Fund Services		February	Bank Global Fund
615 East		2021.	Services since
Michigan Street			August 2016; Summer
Milwaukee, WI 53202			Associate, Husch
Blackwell LLP (2015);
Law Clerk, Brady
Corporation (global
printing systems,
labels and safety
products company)
(2014-2015).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Position	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupations During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	5 Years
Craig Benton	Treasurer	Indefinite	Assistant Vice	Not	Not
(born 1985)	& Vice	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Bank Global Fund
Fund Services		December	Services since
615 East		2021.	November 2007.
Michigan Street
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East		2016.	June 2005.
Michigan Street
Milwaukee, WI 53202

Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1996)	Treasurer	Term;	Administrator, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		June	Services since
615 East		2022.	June 2018; Business
Michigan Street			Administration
Milwaukee, WI 53202			Student, 2014-2018.

Donna Barrette	Vice	Indefinite	Senior Vice	Not	Not
(born 1966)	President,	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Chief	Since	Compliance Officer,
Fund Services	Compliance	July	U.S. Bank Global
615 East	Officer &	2011.	Fund Services since
Michigan Street	Anti-Money		August 2004.
Milwaukee, WI 53202	Laundering
Officer

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	100.00%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2022 was as follows:

Balanced Fund	100.00%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.95%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 866.209.1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.villere.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling 866.209.1129.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at 866.209.1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.villere.com.

(This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester, LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2022	FYE 8/31/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2022	FYE 8/31/2021
Audit Fees	$20,800	$19,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date    October 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date    October 31, 2022

By (Signature and Title)   /s/ Craig Benton
 Craig Benton, Treasurer/Principal Financial Officer

Date    October 31, 2022

* Print the name and title of each signing officer under his or her signature.